                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3883

                SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Flag Investors Communications Fund

Annual Report to Shareholders

December 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B prior to its inception on January 3, 1995 and for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/04
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	10-Year
Class A	21.23%	-3.30%	-16.04%	8.87%
Class B	20.32%	-4.23%	-16.79%	7.97%
Class C	20.38%	-4.24%	-16.79%	7.99%
S&P 500 Index+	10.88%	3.59%	-2.30%	12.07%
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	21.60%	-2.98%	-15.80%	-.77%
S&P 500 Index+	10.88%	3.59%	-2.30%	3.13%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/04	$ 16.79	$ 15.75	$ 15.77	$ 17.06
12/31/03	$ 13.85	$ 13.09	$ 13.10	$ 14.03
Class A Lipper Rankings — Telecommunication Funds Category as of 12/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	16	of	30	52
3-Year	19	of	30	62
5-Year	8	of	12	62
10-Year	3	of	5	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Communications Fund — Class A [] S&P 500 Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/04
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,424	$8,522	$3,932	$22,040
	Average annual total return	14.24%	-5.19%	-17.03%	8.22%
Class B	Growth of $10,000	$11,731	$8,609	$3,953	$21,522
	Average annual total return	17.31%	-4.87%	-16.94%	7.97%
Class C	Growth of $10,000	$12,038	$8,781	$3,989	$21,560
	Average annual total return	20.38%	-4.24%	-16.79%	7.99%
S&P 500 Index+	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/04
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,216,000	$913,300	$423,200	$950,500
	Average annual total return	21.60%	-2.98%	-15.80%	-.77%
S&P 500 Index+	Growth of $1,000,000	$1,108,800	$1,111,500	$890,200	$1,224,900
	Average annual total return	10.88%	3.59%	-2.30%	3.13%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,137.40	$ 1,133.00	$ 1,132.90	$ 1,138.80
Expenses Paid per $1,000*	$ 8.40	$ 12.40	$ 12.42	$ 7.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,017.28	$ 1,013.51	$ 1,013.49	$ 1,018.47
Expenses Paid per $1,000*	$ 7.93	$ 11.70	$ 11.73	$ 6.66

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Communications Fund	1.56%	2.31%	2.32%	1.32%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Flag Investors Communications Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Communications Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a Maryland LLC owned by Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM); J. Dorsey Brown; R. Hutchings Vernon; Richard W. Palmer and Joseph J. Quingert.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Management Team

Bruce E. Behrens

Co-President and Director of Alex. Brown Investment Management and Co-Manager of the fund.

Joined ABIM in 1981 and co-managed the fund since its inception.

36 years of investment industry experience.

MBA, University of Michigan.

Member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Patrick J. O'Brien

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

Joined ABIM in 2001.

Co-managed the fund since May 1, 2002.

22 years of investment industry experience.

MBA, Columbia University.

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick O'Brien discuss the market environment, fund performance and their strategy in managing Scudder Flag Investors Communications Fund during the 12-month period ended December 31, 2004.

Q:  How did the fund and the overall communications sector perform during the past year?

A:  Amid a favorable environment for equities, communications stocks produced a robust absolute performance and outpaced the broader market during 2004. After beginning the year on a positive note with a strong return in January, the sector subsequently drifted lower until the end of July. From this midsummer low, communications stocks embarked on a powerful rally that lasted through year-end and helped the group register strong returns for the full calendar year. Helping performance were encouraging factors such as positive industry news flow, increased merger and acquisition activity, consumers' continued adoption of new technologies and the continued growth of the wireless sector. With this as a backdrop, the telecommunications services portion of the Standard & Poor's (S&P 500) Index returned more than 20% in 2004, well above the 10.88% return of the S&P 500 Index as a whole. While the fund's investments are much broader than what is contained within the S&P telecommunications sector, this nonetheless provides a broad gauge to measure the industry's favorable relative performance.

The fund produced a total return of 21.23% (Class A shares) for the 12-month period ended December 31, 2004. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and more complete performance information.) The fund's unmanaged benchmark, the S&P 500 Index, returned 10.88%, while the average return of the 30 funds in the Lipper Telecommunications Funds category was 22.13%.1

1 The Lipper Telecommunications Funds category comprises funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture, or sale of telecommunications services or equipment. It is not possible to invest directly in an index or category.

Q:  Wireless stocks performed well in the reporting period. How was the fund positioned in this area?

A:  The wireless sector has been a source of outstanding opportunities for the fund. More than 30% of its assets are invested in this group, which helped its return, since wireless stocks outperformed the overall communications sector in 2004. Several high-profile acquisitions helped generate interest in the group. And in fact for a tidy gain, we sold our positions in two companies that were taken over (Sprint PCS Group and AT&T Wireless Services). In addition, we are fortuitously positioned in Western Wireless Corp., which saw strong sales growth in 2004 and recently agreed to be acquired by Alltel Corporation for an attractive $40 per share price.

Wireless stocks continued to benefit from an improving competitive environment. In the past, cellular companies competed on the basis of price and hurt their profit margins in the process. Now companies are competing by seeking to provide better service, and pricing has remained relatively stable as a result. However, it appears that investors are still afraid that the industry will again devolve into an environment of destructive price competition. We do not see any hard evidence of this taking place, and we believe that the sector as a whole is attractively valued in relation to its strong growth rate.

Another area we favor within the wireless sector is the tower companies - specifically, long-standing fund holdings American Tower, Inc. and Crown Castle International Corp. These companies are in an excellent market position, for several reasons. First, they sell the "real estate" on cell phone towers, a market in which demand continues to outstrip supply due to wireless providers' emphasis on service. Second, these towers, once built, need little in the way of maintenance and are likely to last for 50 years or more. And third, it is rare to find towers from two companies competing within the same geographic area. Taken together, these factors have resulted in strong pricing power and substantial profit margins for the tower companies. The stocks of American Tower and Crown Castle did very well in 2004, but we believe both are still reasonably valued.

Q:  Have you seen any reason to take another look at Regional Bell Operating Companies (RBOCs), in which the fund remains underweight?

A:  We continue to hold only a minimal weighting in this sector, and we do not hold any of the large Bell companies such as Verizon, SBC Communications, Inc. or BellSouth. Companies such as these face significant long-term challenges as their business is constantly being chipped away by competition from the wireless and cable industries, as well as newer technologies such as VoIP (voice-over Internet protocol). The RBOCs have an enormous capital base, which in the days of their monopolies was a competitive advantage. Now, faced with more nimble competitors, this capital base has become an albatross. While the RBOCs may be able to sustain earnings in the near term by cutting costs, the longer-term outlook remains problematic. We sold Qwest Communications International, Inc. from the portfolio during the second half of the year, so the only holdings we have left in the traditional US wire-line business are Cincinnati Bell, Inc. and Iowa Telecommunications Services, Inc. We are finding opportunities among some international network operators to be more compelling, however.

Q:  Where are you finding opportunities overseas?

A:  Our positions in overseas operators include Telefonos de Mexico SA de CV and Telefonica de Espana, SA, both of which are capitalizing on the rapid economic growth in South and Central America. Not only is growth more robust there than it is in the United States, but also the competitive environment is much more favorable. Both stocks did well in 2004, and both are still reasonably valued, in our view. We also hold positions in America Movil SA de CV — a new addition in the second half of the year - and NII Holdings, Inc., wireless operators that are benefiting from the rapid increase in cellular penetration rates in Latin America. (As of 12/31/04, the position in Telefonica de Espana SA was sold.)

The fund continues to hold positions in Vodafone Group PLC (UK) and Chungwa Telecom Co. Ltd. (Taiwan), both of which are generating strong growth results and high levels of free cash flow.

Q:  How is the fund positioned in the media sector?

A:  Media is an interesting area right now, because both radio stocks and companies with programming assets are out of favor with the market and selling at what we believe are inexpensive valuations. We are taking a long look at stocks in these subsectors to determine what companies we want to add to the fund to complement its current holdings, which include Cox Radio, Inc. and Liberty Media Corp.

An area that we currently favor is the yellow pages business: Dex Media, Inc., Pages Jaunes SA and R.H. Donnelly Corp. We think this is a phenomenal cash-generating business with attractive gross margins and high barriers to entry. PagesJaunes, a newer fund holding, went public in the fall of 2004. The company has a strong franchise in France. R.H. Donnelly Corp., (named for the man who invented the yellow pages in 1886) has low debt, strong growth prospects and a substantial tax shield, yet it is still trading at a reasonable valuation. We remain enthusiastic on the long-term prospects for stocks in this simple, yet profitable, industry.

Q:  What is the reason behind your continued underweight in equipment and software companies?

A:  We have avoided this sector for some time due to its generally expensive valuations and spotty long-term performance record. We hold less than 7% of assets in equipment and software stocks, which are invested in three companies.

The fund's largest position in this group is Electronic Data Systems Corp. (EDS). Formerly run by Ross Perot, the company is now under new management. Since we bought EDS in mid-2004, the company has dramatically improved its free cash flow generation. Although the stock has risen, we think there is additional upside potential if the company achieves its stated profitability goals.

Our next-largest position, ADTRAN, Inc., closed 2003 at just over $30 but fell to the high teens by the end of 2004. The company makes the same type of networking equipment as Cisco Systems, but it sells its gear at a much lower cost while still maintaining 60% gross margins. The company reported disappointing results in 2004, leading to its underperformance. We believe, however, that our primary mistake was in our timing. We continue to like the stock as a long-term investment.

The fund's position in Micromuse, Inc. also provided disappointing returns, as the stock hit a high of approximately $10 in February, and then fell more than 60% before recovering somewhat in the fourth quarter. The company produces software for network security, making it a secondary play on Cisco. Although corporate spending on information technology remained steady in 2004, sales in Micromuse's subcategory fell off sharply in the second half of the year. While the market reacted to this development by punishing Micromuse's stock price, we believe the slowdown in sales for network security products is only a temporary phenomenon. Once spending in this area returns to normal, we believe Micromuse - with no debt and a high level of cash - will be well-positioned for strong market performance.

Q:  Will you discuss the fund's position in nontelecom stocks?

A:  We continue to hold a portion of the fund's assets outside of the telecommunications sector, with the bulk of these holdings invested in financial stocks. All of the stocks we own in this part of the portfolio produced positive returns during 2004. We have used this nontelecom weighting as a "parking place" for times when we have been unable to find sufficient value in the telecoms to invest the entire portfolio in that area. With opportunities in telecom growing more compelling, we are reducing the fund's weighting in this area by using it as a source of capital when we initiate new positions or add to existing holdings.

Q:  What is your broad view of the communications sector as we move into 2005?

A:  We are encouraged by the strong performance of stocks in this group during the past year, and we believe attractive opportunities may exist in some areas that have underperformed. We will continue to use fundamental research to find companies that we believe are in the best position to produce strong absolute returns over a three- to five-year period. In the process, we will take advantage of the extensive diversity of the sector by focusing on absolute returns rather than the fund's performance relative to a benchmark. We believe our strict approach to building the portfolio on a stock-by-stock basis is the most effective approach to investing in the rapidly changing communications industry.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	98%	96%
Corporate Bonds	2%	2%
Cash Equivalents	—	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Wireless Services	31%	24%
International Network Operations	22%	24%
Media	13%	10%
Financials	12%	11%
Specialty Services	6%	4%
National Carriers	5%	10%
Software & Applications	4%	2%
Communication Equipment	4%	6%
Health Care	3%	2%
Industrials	—	4%
Regional Carriers	—	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2004 (55.9% of Net Assets)
1. American Tower, Inc. Operator and developer of wireless communications and broadcast towers	7.4%
2. Telefonica SA Provider of telecommunication services	7.2%
3. R.H. Donnelly Corp. Marketer of yellow pages	6.0%
4. Western Wireless Corp. Provider of wireless communications services	6.0%
5. Freddie Mac Supplier of mortgage credit	5.9%
6. Nextel Communications, Inc. "A" Provider of telecommunication services	5.3%
7. Telefonos de Mexico SA de CV Provider of telecommunication services	5.3%
8. PagesJaunes SA Publishes printed and electronic versions of directories in France	5.3%
9. Cincinnati Bell, Inc. Provider of telecommunication services	4.0%
10. Vodafone Group PLC Provider of mobile telecommunication services	3.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Shares	Value ($)

Common Stocks 98.4%
Communications Equipment 2.4%
ADTRAN, Inc. (c)	460,000	8,804,400
Financials 11.8%
Capital One Financial Corp.	130,000	10,947,300
Erie Indemnity Co. "A" (c)	17,787	935,062
Freddie Mac	291,000	21,446,700
Leucadia Natonal Corp. (c)	103,100	7,163,388
The First Marblehead Corp.*	50,000	2,812,500
		43,304,950
Health Care 3.1%
WellPoint, Inc.*	98,000	11,270,000
International Network Operations 21.8%
Chunghwa Telecom Co., Ltd. (ADR) (c)	97,300	2,048,165
PagesJaunes SA*	800,000	19,410,086
Telefonica SA (ADR) (c)	464,100	26,221,650
Telefonos de Mexico SA de CV "L" (ADR) (c)	508,000	19,466,560
Vodafone Group PLC (ADR) (c)	467,620	12,803,436
		79,949,897
Media 12.9%
Comcast Corp. "A"*	126,035	4,194,445
Comcast Corp. Special "A"*	250,000	8,210,000
Cox Radio, Inc. "A"* (c)	350,000	5,768,000
Dex Media, Inc.* (c)	375,000	9,360,000
Gray Television, Inc. (c)	703,700	10,907,350
Liberty Media Corp. "A"*	638,956	7,015,737
Liberty Media International, Inc. "A"*	38,484	1,779,115
		47,234,647
National Carriers 5.3%
Cincinnati Bell, Inc.* (c)	3,495,100	14,504,665
Iowa Telecommunications Services, Inc.*	231,500	4,993,455
		19,498,120
Speciality Services 6.0%
R.H. Donnelly Corp.*	372,900	22,019,745
Software & Applications 4.3%
Electronic Data Systems Corp.	440,000	10,164,000
Micromuse, Inc.*	1,000,000	5,550,000
		15,714,000
Wireless Services 30.8%
Alamosa Holdings, Inc.* (c)	500,000	6,235,000
America Movil SA de CV "L" (ADR) (c)	173,000	9,056,550
American Tower, Inc. "A"* (c)	1,464,500	26,946,800
Crown Castle International Corp.* (c)	708,300	11,786,112
Nextel Communications, Inc. "A"*	650,000	19,500,000
NII Holdings, Inc.*	200,000	9,490,000
Nokia Oyj (ADR)	500,000	7,835,000
Western Wireless Corp. "A"*	750,000	21,975,000
		112,824,462
Total Common Stocks (Cost $272,871,574)		360,620,221

	Principal Amount ($)	Value ($)

Corporate Bonds 1.5%
Communications Equipment
Adelphia Communications Corp., 6.0%, 2/15/2006*
(Cost $13,144,375)	25,000,000	5,375,000
	Shares	Value ($)

Securities Lending Collateral 11.5%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $42,216,346)	42,216,346	42,216,346

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $349,219)	349,219	349,219
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $328,581,514) (a)	111.5	408,560,786
Other Assets and Liabilities, Net	(11.5)	(42,021,908)
Net Assets	100.0	366,538,878

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value
Adelphia Communications Corp.	6.0%	2/15/2006	$ 25,000,000	$ 13,144,375	$ 5,375,000
				$ 13,144,375	$ 5,375,000

(a) The cost for federal income tax purposes was $328,581,514. At December 31, 2004, net unrealized depreciation for all securities based on tax cost was $79,979,272. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $101,401,201 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,421,929.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to FInancial Statements). The value of all securities loaned at December 31, 2004 amount to $41,128,247, which is 11.2% of total net assets.

(d) Represents collateral held in connection with securities lending.

(e) Daily Assets Fund Institutional is an affiliate and managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities at value (cost $286,015,949) — including $41,128,247 of securities loaned	$ 365,995,221
Investment in Daily Assets Fund Institutional (cost $42,216,346)*	42,216,346
Investment in Scudder Cash Management QP Trust (cost $349,219)	349,219
Total investment in securities, at value (cost $328,581,514)	408,560,786
Receivable for investments sold	1,686,048
Dividends receivable	343,593
Interest receivable	12,407
Receivable for Fund shares sold	85,070
Total assets	410,687,904
Liabilities
Payable for Fund shares redeemed	1,058,802
Payable upon return of securities loaned	42,216,346
Accrued investment advisory fee	273,074
Other accrued expenses and payables	600,804
Total liabilities	44,149,026
Net assets, at value	$ 366,538,878
Net Assets
Net assets consist of: Undistributed net investment income	$ 102,966
Net unrealized appreciation (depreciation) on: Investments	79,979,272
Accumulated net realized gain (loss)	(530,419,804)
Paid-in capital	816,876,444
Net assets, at value	$ 366,538,878

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($284,140,298 ÷ 16,918,628 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 16.79
Maximum offering price per share (100 ÷ 94.25 of $16.79)	$ 17.81

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($66,044,939 ÷ 4,193,140 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)

$ 15.75

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,707,841 ÷ 932,832 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 15.77
Institutional Class Net Asset Value, offering and redemption price per share ($1,645,800 ÷ 96,451 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 17.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $231,795)	$ 3,246,078
Interest	209,237
Interest — Scudder Cash Management QP Trust	57,873
Securities lending income, including income from Daily Assets Fund Institutional	108,610
Total Income	3,621,798
Expenses: Investment advisory fee	3,285,552
Services to shareholders	1,005,592
Custodian and accounting fees	125,482
Distribution and shareholder servicing fees	1,576,185
Auditing	59,748
Legal	12,270
Directors' fees and expenses	24,157
Reports to shareholders	153,736
Administrative fee	551,474
Registration fees	27,370
Other	34,129
Total expenses, before expense reductions	6,855,695
Expense reductions	(556,063)
Total expenses, after expense reductions	6,299,632
Net investment income (loss)	(2,677,834)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(29,444,346)
Foreign currency related transactions	(17,855)
(29,462,201)
Net unrealized appreciation (depreciation) during the period on investments	100,870,510
Net gain (loss) on investment transactions	71,408,309
Net increase (decrease) in net assets resulting from operations	$ 68,730,475

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ (2,677,834)	$ (239,890)
Net realized gain (loss) on investment transactions	(29,462,201)	10,945,309
Net unrealized appreciation (depreciation) on investment transactions during the period	100,870,510	65,871,705
Net increase (decrease) in net assets resulting from operations	68,730,475	76,577,124
Fund share transactions: Proceeds from shares sold	30,227,876	14,685,704
Cost of shares redeemed	(118,172,741)	(112,565,618)
Net increase (decrease) in net assets from Fund share transactions	(87,944,865)	(97,879,914)
Increase (decrease) in net assets	(19,214,390)	(21,302,790)
Net assets at beginning of period	385,753,268	407,056,058
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $102,966 and ($273,319), respectively)	$ 366,538,878	$ 385,753,268

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.85	$ 11.27	$ 18.57	$ 26.37	$ 43.65
Income (loss) from investment operations: Net investment income (loss)	(.08)[a]	.01[a]	(.03)[a]	(.05)	.03
Net realized and unrealized gain (loss) on investment transactions	3.02	2.57	(7.27)	(7.75)	(14.76)
Total from investment operations	2.94	2.58	(7.30)	(7.80)	(14.73)
Less distributions from: Net investment income	—	—	—	—	(.09)
Net realized gains on investment transactions	—	—	—	—	(2.46)
Total distributions	—	—	—	—	(2.55)
Net asset value, end of period	$ 16.79	$ 13.85	$ 11.27	$ 18.57	$ 26.37
Total Return (%)[b]	21.23[c]	22.89[c]	(39.31)[c]	(29.54)[c]	(34.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	284	286	302	728	1,240
Ratio of expenses before expense reductions (%)	1.69	1.49	1.77	1.39[d]	1.10[e]
Ratio of expenses after expense reductions (%)	1.54	1.34	1.62	1.24[d]	1.05[e]
Ratio of net investment income (loss) (%)	(.55)	.13	(.20)	(.22)	.09
Portfolio turnover rate (%)	34	62	43	14[f]	11[g]
Notes to Financial Highlights — Class A

a Based on average shares outstanding during the period.

b Total return does not reflect the effect of any sales charges.

c Total return would have been lower had certain expenses not been reduced.

d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.

e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

Class B
Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.09	$ 10.80	$ 17.94	$ 25.66	$ 42.85
Income (loss) from investment operations: Net investment income (loss)	(.17)[a]	(.07)[a]	(.11)[a]	(.24)	(.23)
Net realized and unrealized gain (loss) on investment transactions	2.83	2.36	(7.03)	(7.48)	(14.46)
Total from investment operations	2.66	2.29	(7.14)	(7.72)	(14.69)
Less distributions from: Net investment income	—	—	—	—	(.04)
Net realized gains on investment transactions	—	—	—	—	(2.46)
Total distributions	—	—	—	—	(2.50)
Net asset value, end of period	$ 15.75	$ 13.09	$ 10.80	$ 17.94	$ 25.66
Total Return (%)[b]	20.32[c]	21.20[c]	(39.80)[c]	(30.90)[c]	(35.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	83	87	222	396
Ratio of expenses before expense reductions (%)	2.44	2.24	2.52	2.14[d]	1.85[e]
Ratio of expenses after expense reductions (%)	2.29	2.09	2.37	1.99[d]	1.80[e]
Ratio of net investment income (loss) (%)	(1.30)	(.62)	(.95)	(.97)	(.68)
Portfolio turnover rate (%)	34	62	43	14[f]	11[g]
Notes to Financial Highlights — Class B

a Based on average shares outstanding during the period.

b Total return does not reflect the effect of any sales charges.

c Total return would have been lower had certain expenses not been reduced.

d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

Class C
Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.10	$ 10.81	$ 17.96	$ 25.69	$ 42.88
Income (loss) from investment operations: Net investment income (loss)	(.17)[a]	(.06)[a]	(.12)[a]	(.25)	(.22)
Net realized and unrealized gain (loss) on investment transactions	2.84	2.35	(7.03)	(7.48)	(14.47)
Total from investment operations	2.67	2.29	(7.15)	(7.73)	(14.69)
Less distributions from: Net investment income	—	—	—	—	(.04)
Net realized gains on investment transactions	—	—	—	—	(2.46)
Total distributions	—	—	—	—	(2.50)
Net asset value, end of period	$ 15.77	$ 13.10	$ 10.81	$ 17.96	$ 25.69
Total Return (%)[b]	20.38[c]	21.18[c]	(39.81)[c]	(30.09)[c]	(35.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	15	16	41	73
Ratio of expenses before expense reductions (%)	2.44	2.24	2.52	2.14[d]	1.85[e]
Ratio of expenses after expense reductions (%)	2.29	2.09	2.37	1.99[d]	1.80[e]
Ratio of net investment income (loss) (%)	(1.30)	(.62)	(.95)	(.97)	(.69)
Portfolio turnover rate (%)	34	62	43	14[f]	11[g]
Notes to Financial Highlights — Class C

a Based on average shares outstanding during the period.

b Total return does not reflect the effect of any sales charges.

c Total Return would have been lower had certain expenses not been reduced.

d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

Institutional Class
Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.03	$ 11.37	$ 18.69	$ 26.47	$ 43.76
Income (loss) from investment operations: Net investment income (loss)	(.05)[a]	.04[a]	.00[a,b]	.01	.12
Net realized and unrealized gain (loss) on investment transactions	3.08	2.62	(7.32)	(7.79)	(14.81)
Total from investment operations	3.03	2.66	(7.32)	(7.78)	(14.69)
Less distributions from: Net investment income	—	—	—	—	(.14)
Net realized gains on investment transactions	—	—	—	—	(2.46)
Total distributions	—	—	—	—	(2.60)
Net asset value, end of period	$ 17.06	$ 14.03	$ 11.37	$ 18.69	$ 26.47
Total Return (%)	21.60[c]	23.39[c]	(39.17)[c]	(29.39)[c]	(34.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	12	18
Ratio of expenses before expense reductions (%)	1.44	1.30	1.52	1.14[d]	.85[e]
Ratio of expenses after expense reductions (%)	1.30	1.15	1.37	.99[d]	.80[e]
Ratio of net investment income (loss) (%)	(.31)	.32	.05	.05	.33
Portfolio turnover rate (%)	34	62	43	14[f]	11[g]
Notes to Financial Highlights — Institutional Class

a Based on average shares outstanding during the period.

b Amount is less than $.005.

c Total return would have been lower had certain expenses not been reduced.

d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.

e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.

f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $507,505,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000), December 31, 2010 ($344,993,000) ,December 31, 2011 ($3,433,000) and December 31, 2012 ($9,289,000), the respective expiration dates, whichever occurs first which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2004 through December 31, 2004, the Fund incurred approximately $22,914,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (507,505,000)
Unrealized appreciation (depreciation) on investments	$ 79,979,272

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $122,658,257 and $209,146,046, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.90% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $202 and $214, respectively.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $103,430, of which $8,778 is unpaid at December 31, 2004.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2004, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for the year ended December 31, 2004, the Administrator Service Fee aggregated $551,474, all of which was waived.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund for the year ended December 31, 2004 by SISC aggregated $930,757, of which $167,147 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended December 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2004
Class A	$ 693,016	$ 3,207
Class B	554,367	49,041
Class C	108,010	10,629
	$ 1,355,393	$ 62,877

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2004	Effective Rate
Class B	$ 184,789	$ 14,073.25%
Class C	36,003	3,114.25%
	$ 220,792	$ 17,187

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2004 aggregated $11,506.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2004, the CDSC for Class B and C shares aggregated $279,582 and $953, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2004, SDI received $24.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee and Executive Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Fund $4,440, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the Fund's custodian fees were reduced by $149 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,822,739	$ 27,522,383	1,008,860	$ 12,283,013
Class B	93,481	1,332,339	132,152	1,518,506
Class C	90,974	1,313,855	70,339	793,997
Institutional Class	3,936	59,299	8,067	90,188
		$ 30,227,876		$ 14,685,704
Shares redeemed
Class A	(5,537,271)	$ (81,991,165)	(7,141,832)	$ (85,744,439)
Class B	(2,255,582)	(31,393,149)	(1,840,363)	(21,113,131)
Class C	(318,298)	(4,472,298)	(382,583)	(4,411,960)
Institutional Class	(21,434)	(316,129)	(101,040)	(1,296,088)
		$ (118,172,741)		$ (112,565,618)
Net increase (decrease)
Class A	(3,714,532)	$ (54,468,782)	(6,132,972)	$ (73,461,426)
Class B	(2,162,101)	(30,060,810)	(1,708,211)	(19,594,625)
Class C	(227,324)	(3,158,443)	(312,244)	(3,617,963)
Institutional Class	(17,498)	(256,830)	(92,973)	(1,205,900)
		$ (87,944,865)		$ (97,879,914)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Flag Investors Communications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Flag Investors Communications Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 1998

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		54
Richard R. Burt 2/3/47 Director since 1999

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001), Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		56
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	54
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	54
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	54
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54
Rebecca W. Rimel 4/10/51 Director since 1996	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54
William N. Searcy 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	54
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Director, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	137
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Lisa Hertz[5] 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Philip Gallo[5] 8/2/62 Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Flag Investors Communications Fund, Inc.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

5 Address: 345 Park Avenue, New York, New York.

6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	81114L 106	81114L 205	81114L 304	81114L 403
Fund Number	432	632	732	532
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Flag Investors
Communications Fund, Inc. has adopted a code of ethics, as defined in Item 2 of
Form N-CSR, that applies to its Principal Executive Officer and Principal
Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER FLAG INVESTORS COMMUNICATION FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
    December 31,  to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $49,400         $185         $7,035               $0
--------------------------------------------------------------------------------
2003              $49,400        $1,237        $13,800              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Investment Company
Capital  Corporation  ("ICCC" or the  "Adviser"),  and any  entity  controlling, controlled  by or under common  control  with ICCC  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
        Fiscal      Fees Billed to           Billed to           Fees Billed
        Year           Adviser and           Adviser and        to Adviser and
        Ended        Affiliated Fund       Affiliated Fund      Affiliated Fund
      December 31,  Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $431,907                 $0                    $0
--------------------------------------------------------------------------------
2003                  $538,457                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to        Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                    to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
  December 31,       (A)            (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004              $7,035            $0               $253,272         $260,307
--------------------------------------------------------------------------------
2003              $13,800           $0            $3,967,000       $3,980,800
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
ICCC and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Communications Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Flag Investors Communications Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005